UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – November 16, 2017

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-36132 (Commission File Number)	90-1005472 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                                           Other Events.

Deadlines for Submission of Shareholder Proposals and Nominations for 2018 Annual Meeting

We are governed by the board of directors (the “Board”) of our general partner, PAA GP Holdings LLC (“GP Holdings”).  Beginning in 2018, we will hold an annual meeting of our Class A, Class B and Class C shareholders for the purpose of electing directors to fill positions held by certain members of the Board with expiring terms.  We intend to hold our annual meeting in May 2018.  The exact date, time and location will be included in the notice of the meeting that will be mailed to shareholders in advance of the 2018 annual meeting.

Any shareholder who, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), wishes to submit a proposal for inclusion in our proxy statement for the 2018 annual meeting must submit their proposal in writing, along with proof of eligibility, to our principal executive offices in care of the Corporate Secretary by mail to 333 Clay Street, Suite 1600, Houston, Texas 77002. Proposal submissions must be received no later than the close of business (5:00 p.m. Central Time) on December 15, 2017 to be considered timely. We encourage any shareholder interested in submitting a proposal to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a proposal does not guarantee that we will include it in our proxy statement.

In addition, pursuant to Section 13.4(c)(ii) of our Second Amended and Restated Agreement of Limited Partnership (the “PAGP Partnership Agreement”), any eligible shareholder who owns 10% or more of our outstanding Class A, Class B and Class C shares, taken together as a single class, is entitled to nominate one person for election as a PAGP Eligible Director. Eligible shareholders who wish to submit a nomination must deliver written notice thereof to our principal executive offices in care of the Corporate Secretary by mail to 333 Clay Street, Suite 1600, Houston, Texas 77002.  Any such notice must comply with the procedures set forth in Section 13.4(c)(ii) of the PAGP Partnership Agreement, including the informational requirements included in Section 13.4(c)(ii)(A)(3), and must be received no later than the close of business (5:00 p.m. Central Time) on December 15, 2017 to be considered timely.  We will not entertain any nomination at the annual meeting that does not meet the requirements set forth in the PAGP Partnership Agreement. Again, we encourage shareholders to seek advice from knowledgeable counsel before submitting a proposal or nomination.  The PAGP Partnership Agreement is filed as Exhibit 3.2 to PAGP’s Current Report on Form 8-K filed on November 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: November 16, 2017	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President